                                                                    EXHIBIT 10.2

                                October 23, 2000




TO THE LENDERS PARTY TO THE REVOLVING
CREDIT AGREEMENT REFERRED TO BELOW



        Re: First Amendment to Revolving Credit Agreement



Ladies and Gentlemen:

        We refer to the Revolving Credit Agreement dated as of August 31, 2000 (the "Credit Agreement") among THQ Inc. (the "Borrower"), each of Union Bank of California, N.A., BNP Paribas and Pacific Century Bank, N.A. (the "Lenders") and Union Bank of California, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders and as syndication agent and arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections
1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

        1. Effective as of the date of this letter amendment but subject to the terms and conditions hereof, part III of Schedule 1 of the Credit Agreement is amended in full to read as follows:

              "III.    Advance Sublimit

                       Month                     Amount
                       -----                     ------
                       January                   $35,000,000
                       February                  $15,000,000
                       March                     $15,000,000
                       April                     $15,000,000
                       May                       $15,000,000
                       June                      $15,000,000
                       July                      $15,000,000
                       August                    $15,000,000
                       September                 $15,000,000
                       October                   $30,000,000
                       November                  $50,000,000
                       December                  $50,000,000"

Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
October 23, 2000
Page 2


        2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

        3. This letter amendment shall become effective when the Agent has received all of the following, in form and substance satisfactory to the Agent and in the number of originals requested thereby: (a) this letter amendment, duly executed by the Borrower and the Lenders; (b) a consent to this amendment, duly executed by THQ/Jakks; and (c) such other approvals, opinions, evidence and documents as any Lender may reasonably request.

        4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

        5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
October 23, 2000
Page 3


        6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                            Very truly yours,

                                            THQ INC.


                                            By: /s/ FRED GYSI
                                               ---------------------------------
                                               Fred Gysi
                                               Senior Vice President,
                                               Finance & Administration
                                               & Chief Financial Officer



Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.,
  as Agent and Lender


By: /s/ ANN FORBES
   --------------------------------
       Ann Forbes
       Vice President



BNP PARIBAS


By: /s/ INGA BUSCHBAUM
   --------------------------------
Name:  Inga Buschbaum

Title: Vice President
       International Division Manager

Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
October 23, 2000
Page 4




PACIFIC CENTURY BANK, N.A.


By: /s/ JILL S. SCHUBERTH
   --------------------------------
Name: Jill S. Schuberth

Title: Vice President

                                GUARANTOR CONSENT



        Effective as of October 23, 2000, THQ/JAKKS PACIFIC LLC, a Delaware limited liability company, as guarantor under its Guaranty dated as of August 31, 2000 (the "Guaranty") in favor of the financial institutions party to the Credit Agreement referred to below (the "Lenders") and Union Bank of California, N.A., as administrative agent (the "Agent") for the Lenders, hereby consents to the First Amendment to Revolving Credit Agreement dated as of October 23, 2000, substantially in the form attached hereto as Exhibit A (the "Amendment"), among THQ Inc., the Lenders and the Agent and hereby confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment, each reference in the Guaranty to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement (as defined in the Amendment) shall mean and be a reference to the Credit Agreement as amended by the Amendment.


                                            THQ/JAKKS PACIFIC LLC


                                            By: /s/ FRED GYSI
                                               ---------------------------------
                                                  Fred Gysi
                                                  Authorized Signatory